FORM N-1A
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /   /

      Pre-Effective Amendment No.:                                  /   /
       Post-Effective Amendment No.: 10                              /X/

                                    and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /   /

       Amendment No.:           14                                   /X/

                       (Check appropriate box or boxes.)

     StockCar Stocks Mutual Fund, Inc. - File Nos. 333-53683 and 811-8791
              (Exact Name of Registrant as Specified in Charter)


                     2692 MADISON ROAD, CINCINNATI, OH  45208

     (Address of Principal Executive Offices)                  (Zip Code)

     Registrant's Telephone Number, including Area Code:   1-800-494-2755

        Summit Services, Inc. 2692 Madison Road, Cincinnati, OH  45208
                    (Name and Address of Agent for Service)

                                 With copy to:
                   Donald S. Mendelsohn, Thompson Hine LLP,
             312 Walnut Street, Suite 1400, Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

      /__/ immediately upon filing pursuant to paragraph (b) /__/ on (date) pursuant to paragraph (b)
      /__/ 60 days after filing pursuant to paragraph (a)(1)
      /  X  / on February 1, 2005 pursuant to paragraph (a)(1)
      /   / 75 days after filing pursuant to paragraph (a)(2)
      /   / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

      /   / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.









                          STOCKCAR STOCKS INDEX FUND
                    Investing in the companies that support
                         America's #1 spectator sport


                                  Prospectus

                               February 1, 2005


                        Summit Wealth Management, Inc.
                              Investment Adviser






















LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


CONTENTS

PACE LAP:  THE RISK/RETURN SUMMARY

   {circle}Victory Lane:  The StockCar Stocks Index Fund's Investment
      Objectives

   {circle}The Groove:  The Fund's Investment Strategy
   {circle}Red and Yellow Flags
        -  The Risks of Investing in the Fund
        -  Is the Fund Right for You?
        -  Fund Performance
        -  Fees and Expenses

GARAGE PASS:  INSIDE THE STOCKCAR STOCKS INDEX FUND

{circle}Green Flag
        -  How the Fund Operates
   {circle}Going Flat Out
        -  How the Fund Invests
        -  That Other 5%
   {circle}The Engine
        -  Index Investing

        -  The StockCar Stocks Index

STOCKCAR STOCKS INDEX FUND TEAM:  MANAGEMENT OF THE FUND

   {circle}The Driver
           -    The Fund's Investment Adviser
   {circle}The Crew
           -     The Fund's Administrator

A FINAL CHECK:  IMPORTANT FUND DETAILS
{circle}The Fund's Place in the Race
           -    Calculating the Daily Share Price
{circle}The Purse
           -    How the Fund Pays Out Dividends and Distributions
           -    Taxes on Your Fund Investment
{circle}Track Record
           -    Financial Highlights

MANAGING YOUR FUND SHARES
{circle}In the Driver's Seat
{circle}Start Your Engines
{circle}Refueling
{circle}Checkered Flag
{circle}VIP Treatment

                          STOCKCAR STOCKS INDEX FUND


 WE INVEST IN THE COMPANIES THAT SUPPORT NASCAR'S NEXTEL CUP SERIES, INCLUDING
        SPONSORS  OF  TEAMS  THAT  RACE  IN  THE  NEXTEL  CUP  SERIES.

                       PACE LAP: THE RISK/RETURN SUMMARY

VICTORY  LANE: THE  STOCKCAR  STOCKS  INDEX  FUND'S  INVESTMENT  OBJECTIVES

The   Fund   seeks   GROWTH  OF  CAPITAL  and  CURRENT  INCOME  by investing in the
companies  of  the  STOCKCAR  STOCKS  INDEX.

A Look Under the Hood. The Fund aims to increase the value of your investment in two ways: through an increase in the price of the stocks in which the Fund invests (that's known as GROWTH OF CAPITAL) and passing along the dividends paid by the companies in which the Fund invests (that's CURRENT INCOME).

THE  GROOVE: THE  FUND'S  INVESTMENT  STRATEGY

The Fund invests in the companies of the StockCar Stocks Index (the "Index").* The Index consists of 51 companies that support NASCAR's Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

A Look Under the Hood. The StockCar Stocks Index is a price-sensitive, equal-weighted stock index. Equal-weighted means that on January 1 of each year, each listed company typically makes up the same percentage of the Index. The Fund invests based on the Index. On January 1, 2004, there were 51 companies in the Index.

A Look Under the Hood

  "NASCAR" is the trademark of the National Association for Stock Car Auto Racing. NASCAR is a privately held company. No investment in NASCAR is being offered through this Fund. NASCAR does not sponsor, endorse, sell or promote the StockCar Stocks Index Fund or the StockCar Stocks Index. Nor does NASCAR make any representation regarding the advisability of investing in the StockCar Stocks Index Fund.


------------
* To own all the stocks in the StockCar Stocks Index, we estimate the Fund would need at least $25 million. As of December 31, 2004,the Fund had $_________million in assets. Until the Fund reaches $25 million in assets, we may buy a selection of stocks - and other securities - chosen to track the Index as closely as possible. We can't guarantee that our selection will come close to matching the Index's performance.

Please  note that the discussion of  investment  strategies  and  risks in this
prospectus   applies  principally to  the Fund's mature phase when it  has  $25 million or more  invested.




In some cases, a lead race team is not a sole sponsorship, but rather is a joint arrangement involving two separate companies. For example, Cingular Wireless is a joint-venture of BellSouth Corp. and SBC Communications, Inc., which means that each of those companies has half-the-normal weighting in the Fund. Therefore, the Fund has 50 positions, meaning that 49 companies are full weightings and the two companies mentioned above are half-weighted positions. Each of the Fund's 49 full positions in the companies comprising the Index would account for about 2.00% of the total assets of the Fund, while the two positions in the joint venture would each account for about 1.00% of the total assets of the Fund.

The Index also is price-sensitive. This means that the actual percentage of each company in the Index will change during the year because stock prices go up and down. A better performing stock will grow to be a higher percentage of the Index during the year and an underperforming stock will be a smaller percentage. The Fund buys or sells stocks in accordance with the current Index for each trading day.

During the year, new companies that belong in the Index are added at the end of each calendar quarter. Similarly, companies that no longer belong in the Index are removed at the end of each calendar quarter and the Fund sells the stock of those companies. Then, on January 1 of each year, the Index and the Fund are rebalanced and the process repeats.

RED  AND  YELLOW  FLAGS

The Risks of Investing in the Fund

Your  Basic  Red  Flag

Like stock cars themselves, the Fund makes no guarantees. Investing in the Fund is not exactly a spin around the block. It's more like driving on a speedway. Follow the rules of the road in the neighborhood and you should get by. Play by the rules on the speedway and you still might crash. You could lose part or even all of the money you invest in the Fund, just as you can with any mutual fund.

Yellow  Flags:  Possible  Causes  of  Loss  in  the  Fund

The prices of the stocks in which the Fund invests may fall. The price of a company's stock may fall because of problems at the company. A price decline also may have little or no basis in fact - the price may fall just because investors suspect the company may have problems.

Then  again,  declining  stock  prices  may  have  nothing to do with events at
a  particular   company,   but  may  result  from  changing   stock  market  or
economic conditions, actions on the part of the U.S. government or other governments around the world, or from a simple lack of investor confidence. In the past, stocks and the stock market have recovered, but some of these slumps have lasted for months and even years.

Stock prices for small- and medium-size companies tend to fluctuate more than stock prices for large companies. Approximately 26% of the stocks in the Index are stocks of small- and medium-size companies. Stocks in such companies have often suffered more in stock market slumps than large company stocks. They usually don't have as many resources as large companies to tide them over through hard times. What's more, investors are usually less willing to put their money into small- and medium-size company stocks. That may mean a small company's stock price may fall relatively farther than a large company's stock price before sellers can find investors willing to buy.

We invest in the stocks in the Index. We do not research the outlook for the companies in which we invest, and we do not avoid stocks that we think won't do well. In investing, as in stock car racing, points you've earned at the end of the race matter more than your standing at the end of any lap. That's the philosophy behind index investing. It makes for a simple race plan: We invest in the companies listed in the Index and we stay invested in them.

That  describes  what  index   investing   does. And it means there's one thing
it doesn't do: An index fund doesn't do research that will help predict which stocks will break away from the pack or which will lag behind. Over the long haul, indexers believe that the simplicity and consistency of their approach of investing in a group of companies and sticking with them-will pay off. But that means an index fund makes no effort to avoid stocks that may trail the field.

The companies that make up the Index may change, which could affect the Fund's performance. NASCAR Nextel Cup's sponsors and supporters may change from year to year. These changes usually result from everyday business decisions. For example, a company's marketing campaign to NASCAR fans may have run its course. Changes like that could mean that well-established companies with strong track records are leaving the Index, and companies without such strong records are replacing them. Of course, it also could mean just the opposite: that stronger companies are replacing the companies leaving the Index. In either case, according to our investment policy, the Fund would have to invest in the new companies in the next calendar quarter and sell its stock in the companies that leave the Index at the end of the calendar year. That strategy could slow Fund performance.

A related risk is that the popularity of the NASCAR Nextel Cup Series, or the teams that race in it, may decline among fans and sponsors. If that happens, fewer companies or weaker companies might be listed in the Index.

The   Fund   runs  a  greater  risk of loss than a fund that invests in a wider range of stocks. A rule of investing says that the more widely you spread your investments, the less likely one bad investment will damage you. If you divide your investments equally between two companies and one goes out of business, you lose half your money. If you divide your investments equally among 100 companies and one goes out of business, you lose only 1%.

By the same token, if you invest equally in two stocks and one doubles in price, it increases the total value of your investment by 50%. If you invest equally in 100 stocks and one doubles in price, it would increase the total value by 1%. The rules apply, of course, whether you invest $1,000 or $1 million. While the stocks that make up the Index represent many industries, the Fund can invest only in those stocks listed in the Index. Therefore, it has a higher risk of loss than a mutual fund that can spread its investments, and its risks, more widely.

Is the Fund Right for You?

You should consider investing in the Fund if you are looking to increase the value of your investment over the long term. That last part is important. Over longer periods - five years or more - stocks have usually done better than other financial investments, like bonds. But stock prices change from day to day, much more so than bonds, and sometimes by quite a lot. That fact has two consequences:


   o The value of an investment in the Fund, which itself invests almost totally in stocks, will rise and fall more than an investment that is less concentrated in stocks; and
   o Because daily price variation is constant and the performance of stocks builds up slowly, your risk of loss is greater if you invest in the Fund for just a short time.

Fund Performance

The bar chart below shows the total return of the Fund for each calendar year since inception. The bar chart provides an indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year.

                           Year-to-Year Total Return
                             as of 12/31 Each Year


1999 2000  2001   2002  2003 2004
1.10%0.57%16.31%(16.65%)    24.75%

Best Quarter           4Q 1998 21.85%
Worst Quarter          3Q 2002(15.34%)
Quarter Ended  12/31/04



A  Look  Under  the  Hood

The S&P 500 Index is a widely used benchmark of U.S. stock market performance. The stocks in the S&P 500 Index represent companies from every segment of American industry. Standard & Poor's, the company that created and maintains the S&P 500 Index, has chosen the companies because of their importance to the economy and because their stocks are owned by a large number of investors and change hands frequently.

The table below shows how the Fund's returns have compared to the returns of the S&P 500 Index. It gives you an idea of how the Fund's performance has varied compared to a widely used stock market benchmark. Note that the returns of the S&P 500 Index do not reflect any deductions for fees, expenses and taxes that could apply to an investment in the Fund.

                         AVERAGE ANNUAL  TOTAL  RETURN
                         (as  of  December  31,  2004)

                                             1 YEAR5 YEARSSINCE INCEPTION
                                                          (OCT. 1, 1998)
Return before taxes
Return after taxes  on distributions
Return after taxes on  distributions and sale
  of fund shares
S&P 500 Index
StockCar   Stocks Index


As  you  review   the   Fund's   performance,   please  keep  in  mind that its
past performance does not necessarily indicate how it will perform in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses

The tables below describe the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Up-Front Sales Charge               NONE

Maximum Deferred Sales Charge               NONE
Redemption Fee (if held less than 14 months)0.50%


ANNUAL  FUND  OPERATING  EXPENSES  (expenses  that  are deducted from total
Fund assets)

Management  fees(1)                           1.05%
Distribution and/or Service (12b-1)  fees(2)  0.25%
Other  expenses                               3.14%

Total  annual  Fund  operating  expenses      4.44%
Less:  Expense  Waivers  and/or  Reimbursement(2.94%)

Net  expenses(3)                              1.50%

(1) Management fees include a fee of 0.65% for investment advisory services to Summit Wealth Management, Inc. (the "Adviser") and 0.40% for administrative and other services to Summit Services, Inc. (the "Administrator").
(2)   12b-1   fees   cover   a   fund's   sales,   marketing   and  promotional
   expenses. Because they are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold Fund shares
   and  may  end  up       costing   you   more  than  other  types  of   sales
   charges.
(3) The Adviser and Administrator have agreed through October 29, 2006, to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund's total operating expenses (excluding interest, brokerage commissions, taxes and extraordinary expenses) at 1.50% of the Fund's average daily net assets for that period. Any waiver or reimbursement of operating expenses is subject to repayment by the Fund within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payment without exceeding the 1.50% expense limitation.



EXPENSE  EXAMPLE

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR3 YEARS5 YEARS10 YEARS
$ 153  $840  $ 1,901$ 4,540

The examples for 1 and 3 years take into consideration Summit's commitment to waive receipt of fees and/or pay certain expenses of the Fund through October 1, 2006. If the expense limitation arrangement continues after the two year period, your cost for three, five and ten year periods would be lower.


              GARAGE PASS: INSIDE THE STOCKCAR STOCKS INDEX FUND

GREEN  FLAG

How the Fund Operates

The Fund seeks growth of capital and current income by investing in the stocks of companies of the StockCar Stocks Index.

The   Index   lists  any company whose stock is available to the general public and that  fits  into  one  of  the  following  seven  categories:

   o  NASCAR  Nextel   Cup  Series  Sponsor: a company that sponsors the entire
      36 race  NASCAR  Nextel  Cup  Series.

   o  Lead  Race  Sponsor:   a   company that (1) sponsors one or more races in
      the NASCAR Nextel Cup Series or (2) has negotiated a "naming rights" agreement with a race track hosting a Nextel Cup race.

   o Primary Car Sponsor: a company that acts as the lead sponsor for one of the roughly 45 stock cars that race in the NASCAR Nextel Cup Series every year. You can tell a car's primary sponsor by the corporate logo - it's the one on the hood of the car.

   o  Major   Product  Sponsor:  a  company  that  provides products,  such  as
      gasoline, tires  or  lubricants,  to  any  of   the   NASCAR  Nextel  Cup
      racing teams.

   o Track Owner: a company that owns all or part of any of the tracks that host the 36 NASCAR Nextel Cup Series races.

   o  Licensee:   a   company   that  produces  a product related to the NASCAR
      Nextel Cup  Series  under  a  licensing  agreement  with  NASCAR.

   o  Broadcaster:  a  company  that  broadcasts   NASCAR   Nextel   Cup  races
      on  television,   radio  or  via  the  internet  under an agreement  with
      NASCAR.

The Index has no minimum earnings qualification - it doesn't matter how much or how little a company earns from its participation in the NASCAR Nextel Cup Series as long as it fits into one of the seven categories.

However, there are additional criteria that must be met for a company to be included in the Index. To be listed, a company's stock must initially have a total market value of at least $100 million and must maintain a market value of at least $50 million. Additionally, companies may be removed from the Index if a major securities exchange delists the company or if a company files for bankruptcy protection.





GOING  FLAT  OUT

How the Fund Invests

We aim to invest 95% of the Fund's net assets in the stocks of the companies listed in the Index. At the beginning of each year, as noted in PACE LAP, we invest the net assets equally in the Index stocks. From then on, the weight of an Index stock changes with changes in its price. This means that, over the course of the year, the Fund invests according to stock performance: It puts more money into the Index stocks that have done better, less into those that have trailed behind.

A  Look  Under  the  Hood

Just like any other mutual fund, the Fund's assets are the stocks and other investment securities purchased with money from its shareholders plus any gains (or minus any losses) from these investments. The Fund's net assets equal the price of the stocks and securities, plus gains - or minus losses - from investment performance, minus any amounts that the Fund might owe to others. We try to come within 95% of the total return of the Index. That's before we deduct fees and expenses. We don't normally expect to match 100% of the Index's total return, even before we take out fees and expenses, because we can't invest all the Fund's assets in Index stocks. On one hand, we have to keep some cash on hand to pay Fund shareholders for shares they might want to sell. On the other hand, it takes time to invest all the cash we receive from the purchase of new shares. Besides the cash on hand, the Fund has to pay commissions on the stocks that it buys and sells. Those costs also cause its performance to deviate from the Index's.*

* To own all the stocks in the StockCar Stocks Index, we estimate the Fund would need to have at least $25 million. As of December 31, 2004 , it had _____million in assets. Until the Fund reaches $25 million in assets, we may buy a selection of stocks - and other securities - chosen to track the
Index as closely as possible. We can't guarantee that our selection will come close to matching the Index's performance.

     Please note that the discussion of investment strategies and risks in this prospectus applies principally to the Fund's mature phase when it has $25 million or more invested.

Under the supervision of the Board of Directors (the "Board") of the Fund, Summit Capital Management, Inc., the Fund's investment adviser , is responsible for investing the Fund's money to try to match the performance of the StockCar Stocks Index. If the correlation between the Fund's performance and Index's performance is not maintained, the Board may take actions, including changing the fee structure and/or investment policies of the Fund, as needed, to reduce the performance deviation.


A  Look  Under  the  Hood

A stock's total return equals the change in its price plus any dividends that it pays. If the stock increases in price, the return will be positive; however, if its price falls, the Fund will have a negative return. Since you add dividends to the calculation, a stock that pays dividends - not all do - has an extra return above price change alone.


That Other 5%

The Fund can invest up to 5% in money market funds, in bonds issued by the U.S. Treasury and in U.S. government securities. This is a way of earning interest on the cash we have on hand.


The StockCar Stocks Index

The American Stock Exchange ("AMEX") calculates and publishes the Index's daily value under the ticker symbol RCE. The Fund investment adviser tells the AMEX when a company is qualified or disqualified for listing in the Index. Once a company has become eligible, the Index has to list it by the next calendar quarter. (Calendar quarters begin Jan. 1, April 1, July 1 or Oct. 1.) Similarly, the Index removes a company that becomes ineligible at the end of each quarter in which it became ineligible.

The  Word  from  Pit  Road

To return to equal weighting at the end of each year, we buy and sell stocks to match the Index as described in the Fund's Investment Strategy.

The   51   stocks   included  in  the  StockCar  Stocks Index reflect the broad corporate support for NASCAR racing. Standard & Poor's Super Composite 1500 tracks the performance of the 1500 companies that account for 89% of the total stock market value in the United States. Standard & Poor's has divided American business into 10 major sectors. The Index contains companies from 9 of them. The companies in the Index also come in all sizes. As of January 1, 2005, of the companies in the Index:

   o ___% were large-caps, or large-capitalization companies, whose total stock market value exceeded $4 billion.

   o  ___%   were   mid-caps, companies whose stock market value ranged between
      $1 billion  and  $4  billion.

   o ___% were small-caps whose stock market value ranged between $300 million and $1 billion.

THE  ENGINE

Index Investing

We mentioned this briefly before in PACE LAP, but we should emphasize it again. It's all in our name: the StockCar Stocks Index Fund is an index fund. Unlike actively managed stock mutual funds, we don't pick just those stocks we think will finish well - we invest in the stocks in the Index. We believe our approach makes sense over the long run. Historically, stocks have gained more value than any other financial investment, like corporate or U.S. government bonds.

We're not saying that index investing beats active management, the technique used by many mutual funds. Both index investing and active management have their place: Active management applies research to spot those stocks with breakaway potential and to steer clear of those that may crash. This double-edged formula has often beaten index investing in the past, but it's like stock car racing in one sense: There's no telling in advance which actively managed fund can successfully pick the winners out of the pack and avoid the losers.

Then, too, actively managed mutual funds may trade stocks frequently. They may sell stocks because they think they have gone as far as they're likely to go or because they haven't lived up to expectations. They will jump into others with strong performance potential according to their research. Index mutual funds tend to buy and sell stocks less often. Remember, index funds are not trying to beat the market - they simply aim to match the performance of a certain group of companies by owning shares in every one of them.

Whenever active investors buy or sell stock they have to pay a commission. When they take a profit by selling a stock that has gained in price, they have to pay tax on that profit. The tax payment comes out of their gain, just as commissions do. Index investors pay commissions and taxes too, of course.
But since they tend  to  buy  and  sell  less,  they  end  up  paying  less.

So index funds can offer investors a less expensive way of investing in a broad market segment. That means index funds may be right for investors who favor a particular industry or a group of related industries but who are not familiar with individual companies. It also means index funds could work for new investors who want to learn how mutual funds and stock markets work as the next step in a lifelong investment program.

                          THE  STOCKCAR  STOCK  INDEX

COMPANY                       SYMBOLEXCHANGE
AARON RENTS, INC.             RNT   NYSE
ACTION PERFORMANCE COS., INC. ATN   NYSE
ADVANCE AUTO PARTS, INC.      AAP   NYSE
ALLTEL CORP.                  AT    NYSE
ANHEUSER-BUSCH COS., INC.     BUD   NYSE
ASHLAND, INC.                 ASH   NYSE
BELLSOUTH CORP.               BLS   NYSE
BLACK & DECKER CORP.          BDK   NYSE
CSK AUTO CORP.                CAO   NYSE
CATERPILLAR, INC.             CAT   NYSE
CHEVRONTEXACO CORP.           CVX   NYSE
COCA-COLA CO.                 KO    NYSE
CONAGRA FOODS, INC.           CAH   NYSE
COORS (ADOLPH) CO.            RKY   NYSE
DAIMLER-CHRYSLER AG           DCX   NYSE
DELPHI CORP.                  DPH   NYSE
DOVER MOTORSPORTS, INC.       DVD   NYSE
DUPONT (E. I.) DENEMOURS & CO.DD    NYSE
EASTMAN KODAK CO.             EK    NYSE
ELECTRONIC ARTS, INC.         ERTS  NASDAQ
EXXON MOBIL CORP.             XOM   NYSE
FORD MOTOR CO.                F     NYSE
GENERAL ELECTRIC CO.          GE    NYSE
GENERAL MILLS, INC.           GIS   NYSE
GENERAL MOTORS CORP.          GM    NYSE
GENUINE PARTS CO.             GPC   NYSE
GEORGIA-PACIFIC CORP.         GP    NYSE
GOODYEAR TIRE & RUBBER CO.    GT    NYSE
GRAINGER (W. W.), INC.        GWW   NYSE
HOME DEPOT, INC.              HD    NYSE
INFINEON TECHNOLOGIES AG      IFX   NYSE
INTERNATIONAL SPEEDWAY CORP.  ISCA  NASDAQ


COMPANY                       SYMBOLEXCHANGE
KELLOGG CO.                   K     NYSE
LOWES COMPANIES, INC.         LOW   NYSE
MBNA CORP.                    KRB   NYSE
NEWELL RUBBERMAID, INC.       NWL   NYSE
NEWS CORP. LTD.               NWS   NYSE
NEXTEL COMMUNICATIONS, INC.   NXTL  NASDAQ
PEPSICO, INC.                 PEP   NYSE
PFIZER, INC.                  PFE   NYSE
PROCTER & GAMBLE CO.          PG    NYSE
RC2 CORP.                     RCRC  NASDAQ
RADIOSHACK CORP.              RSH   NYSE
SBC COMMUNICATIONS, INC.      SBC   NYSE
SIRIUS SATELLITE RADIO, INC.  SIRI  NASDAQ
SPEEDWAY MOTORSPORTS, INC.    TRK   NYSE
SUNOCO, INC.                  SUN   NYSE
TARGET CORP.                  TGT   NYSE
TIME WARNER, INC.             TWX   NYSE
UNITED ONLINE, INC.           UNTD  NASDAQ
UNITED PARCEL SERVICE, INC.   UPS   NYSE

      The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information, which can be requested by calling 1-800- 494-2755.



                     STOCKCAR  STOCKS  INDEX  FUND  TEAM:
                           MANAGEMENT  OF  THE  FUND

THE DRIVER

The Fund's Investment Adviser

      Summit Wealth Management, Inc. (the "Adviser"), a registered investment adviser located at 200 Mansell Court East, Suite 430, Roswell, GA 30076, is a subsidiary of Summit Equity Capital Group. The Adviser became the investment adviser to the Fund on October 29, 2004. Formed in 1987, the Adviser provides investment advisory services primarily to high net worth individuals and small institutions. The Adviser currently manages in excess of $100 million. The Fund's portfolio manager, Mr. Robert Carter, has joined the Adviser and will continue to manage the Fund.

      For its services, the Adviser receives an annual fee of 0.65% of the Fund's average daily net assets. From October 29, 2004 through October 29, 2006, the Adviser and the administrator have contractually agreed to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund's total operating expenses (excluding interest, brokerage commissions, taxes and extraordinary expenses) at 1.50% of the Fund's average daily net assets for that period. The Adviser may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation.

      For the fiscal year ended September 30, 2003, 40|86 Advisors, Inc., the Fund's former investment adviser, received no fees for investment advisory services. This is because 40|86 Advisors, Inc. also agreed to waive receipt of fees and/or pay certain expenses of the Fund to ensure that the Fund's total annual operating expenses did not exceed 1.50% annually.






The Portfolio Manager

The Fund is managed day-to-day by Robert Carter. Mr. Carter previously was employed by 40|86 Advisors, Inc., the Fund's previous investment adviser, and has managed the Fund since [1998].


THE CREW

The Fund's Administrator

Summit Services, Inc.   (the  "Administrator")  is  responsible  for:
   o  Maintaining  the  Fund's  books  and  records;

   o  Reports  for  the  Fund's  Board  of  Directors; and
   o  Proxy  statements  and  shareholder  reports.

The Administrator receives a fee for these services at an annual rate of 0.40% for the first $50,000,000; 0.30% for the net $25,000,000; and 0.20% in
excess of $75,000,000  of  the  Fund's  average  daily  net  assets.

                  A  FINAL  CHECK:  IMPORTANT  FUND  DETAILS

THE FUND'S PLACE IN THE RACE

Calculating the Daily Share Price

Like most other mutual funds, the Fund's daily share price reflects the market value of all the stocks and bonds it owns, plus cash on hand, minus any liabilities. That daily calculation provides the Fund's total net assets. The Fund's net asset value per share (or NAV) is calculated by dividing its net assets by the number of shares outstanding.

We normally compute the Fund's NAV at the end of regular trading hours - 4 pm Eastern time - every day the New York Stock Exchange ("NYSE") is open for business. For a list of days on which we are not open for business, please see "Managing Your Fund Shares - Our Business Hours."

We value the stocks and bonds the Fund owns at their market price at that time. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value, according to procedures approved by the Board of Directors. As a general matter, the Fund's Adviser will value securities and other assets primarily by reference to the public market if there is a public market for securities of the same or similar class; primarily by reference to private transactions if public market references are not available and private transaction reports are available; and primarily by use of any one or more analytic methods or models if public and private market references are not available or not reliable.



THE PURSE

How the Fund Pays Out Dividends and Distributions

The  Fund  intends   to   pay   out  at  least 90% of its net investment income
and capital gains to its shareholders annually in proportion to the number of Fund shares each of them owns.

A  Look  Under  the  Hood

Net  investment  income  equals all  stock  dividends  the  Fund's  investments
earn,  plus   any   interest   it   receives   on  the  bonds  it  owns,  minus
expenses.

The Fund pays out all capital gains annually, which is the profit it makes on investments when it sells them. This payout is called a capital gain distribution. We will automatically use the dividends and distributions earned by your investment to purchase additional Fund shares for your account. If you prefer to have them paid directly to you by check, please notify us in writing at the address listed in Buying or Selling shares by mail in CONTACTING THE PIT.

If you elect to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the your account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.



Taxes on Your Fund Investment

The Fund's shareholders, not the Fund itself, ordinarily pay taxes on its dividends and distributions, as is the case with most mutual funds. You will owe the taxes whether or not you choose to receive your distributions and dividends in cash or reinvest them. The amount you owe will depend on many factors. The most important are:

   o  Your  income  tax  bracket
   o  How  long  the  Fund  has  owned   the   stock   in   companies  that  it
      sells
   o  How   long  you've  owned  any  shares  in  the  Fund  that   you   might
      sell

Because  each   investor's   tax  circumstances are unique and because tax laws
are subject to change, we recommend consulting your independent tax adviser about your tax issues.

The  amount  of tax you owe each year on  your  Fund  investment will depend on the amount of dividends and capital gain distributions the Fund pays out. Normally, the taxes will be due in the year dividends and distributions are paid, except for distributions declared in December and paid in January of the next year, which  are  taxable  as  if  we  paid  them  December 31.

Dividends  and  capital   gain   distributions   usually  create  the following
tax liability:

TRANSACTION                                 TAX STATUS
Income payout                               Ordinary income
Short-term capital gain distribution        Ordinary income
Long-term capital gain distribution         Capital gain

You sell shares owned for more than one yearCapital gain or loss
You sell shares owned for one year or less  Gains treated as ordinary income, losses subject to special rules

After December. 31 of each year, we will mail you a notice telling you how much your investment in the Fund has earned in dividends and distributions during the year and the federal tax status of these earnings - whether they are taxable as ordinary income or as a short- or long-term gain.

Tax considerations for tax-deferred accounts, such as qualified retirement plans or nontaxable entities, will be different.

A  Final  Yellow  Flag

You must provide your Social Security or other taxpayer ID number on your Fund account application. If we do not have your number on record, you will be subject to backup withholding. That means the IRS requires us to withhold 31% of all earnings from your Fund investment. Consult your tax adviser for details.



TRACK RECORD

Financial Highlights

The table below provides a picture of the Fund's performance since it began operations. The total return represents the rate of return for an investor who reinvested all dividends and distributions. PricewaterhouseCoopers LLP has audited the information for the periods October 1, 1999 - September 30, 2004. Their report, along with the Fund's financial statements, is included in the Fund's annual report dated September 30, 2004, which is available on request by calling [1-800-494-2755______________].

For a Share Outstanding Through Each Year Ended September 30,

Per-share operating performance                 2004       2003        2002      2001     2000

Net asset value per share, beginning of year     $17.10     $16.67       $17.36  $17.52    $17.84

Income from investment
operations:
Net investment income                              0.01       0.09         0.03    0.08      0.12
Net realized gains (losses)                        2.58       2.12       (0.68)    0.71    (0.34)
  and change in unrealized
  appreciation (depreciation)
  on investments
Redemption Fees                                 0.00(d)    0.00(d)         ----    ----      ----
Total income (loss) from                           2.59       2.21       (0.65)    0.79    (0.22)
  investment operations

Distributions:
Dividends from net income                        (0.09)       ----       (0.04)  (0.15)    (0.03)
Distribution of net                                ----     (1.78)         ----  (0.80)    (0.07)
  realized gains
Total distributions                              (0.09)     (1.78)       (0.04)  (0.95)    (0.10)

Net Asset Value pr                               $19.60     $17.10       $16.67  $17.36    $17.52
  Share, End of period

Total return (c)                                 15.18%     14.49%      (3.77%)   4.69%   (1.24%)

Ratios/supplemental data:
Net assets,                                      $5,435     $5,088       $4,820  $4,776$4,756 (b)
 (End of period (in 000's))

Ratio of expenses to
  average net assets (c)
       Before expense                             4.44%      5.15%    5.15% (a)   4.62%     2.62%
         reimbursement
       After expense                              1.50%      1.50%        1.50%   1.50%     1.44%
         reimbursement

Ratio of net investment                           0.03%      0.57%        0.17%   0.41%     0.66%
  income to average net assets (c)

Portfolio turnover rate                             14%        23%          40%     36%       37%

     (a) Includes 1.10% of income tax expense on net investment income and penalties which were reimbursed by the Adviser, 40|86.
    (b) Includes net assets of the Advisor Class that was closed during fiscal 2001.
   (c) The Advisor and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.50%. These contractual limits may be discontinued at any time after April 30, 2005.
   (d)   Amount calculated is less than $0.005.

                         MANAGING  YOUR  FUND  SHARES

IN  THE  DRIVER'S  SEAT

Contacting the Pit
Important  Information  about  Contacting the StockCar Stocks Index Fund

      By  phone:
      [    1-800-494-2755   ],  24  hours  a  day


      Buying  or  selling  shares  by  mail,  including  overnight  mail:
      StockCar  Stocks  Index  Fund
  c/o  Mutual  Shareholder   Services,   LLC8869   Brecksville  Road,  Suite  C
Brecksville, OH  44141

Our Business Hours

We're open for business and you can buy and sell shares whenever the New York Stock Exchange is open for business. Generally, that's any weekday except: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day.

Minimum Fund Investments
To  open  an  account             $250
Each  new  investment  after  the  first$50
To  open  an  automated  investment  plan$50

The Funds will not accept payment in cash or third party checks. All checks should be made payable to the Fund or Mutual Shareholder Services, LLC as the Fund's agent. All checks must be drawn on a Bank located within the United States and must be payable in U.S. dollars.

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.


Keeping Track

We'll send you written confirmation of each transaction. These confirmations serve as your proof of ownership since we do not issue share certificates.

START  YOUR  ENGINES

Important Information about Investing in the Fund

By Mail:

Mail your completed application and a check payable to the StockCar Stocks Index Fund - to one of the addresses listed in Buying or Selling shares by mail under CONTACTING THE PIT.

By Bank Wire:

Mail your completed application to the address in Buying or Selling shares by mail under CONTACTING THE PIT. The application must be received and processed before you wire your money. Then, wire your investment to:

           US Bank N.A. ABA #042000013 DDA #130100789606 Account of StockCar Stocks Index Fund Further credit to:
      Account Name (Shareholder Name)
      : Social Security or Tax ID Numner
          Shareholder Account Numner



The Fund does not permit market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Directors has adopted a policy which permits the Fund or its transfer agent to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where they detects a pattern of purchases and sales of the Fund that indicates market timing or trading that they determine is abusive.


REFUELING

Important Information About Buying Fund Shares

   o You pay for your shares at the price quoted in the next daily price calculation after we receive your purchase order.
   o  You  must  make  your  initial  purchase  by  mail  or  wire.
   o  We  can  only  accept  checks  in  U.S.  dollars  drawn  on  U.S.  funds.
   o A $25.00 fee will be imposed by the Fund's transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.
   o To ensure that all checks have cleared, we do not allow investors to sell shares purchased by check until they have owned the shares at least 12 days.
   o  We  reserve  the  right  to  cancel  any  purchase  order.

Paying for Shareholder Service

The Fund has adopted a 12b-1 distribution and service plan that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Fund. These fees are paid to the Fund's distributor, who in turn pays all or part of the 12b-1 fee to intermediaries who sell Fund shares. The Fund pays ongoing fees of up to 0.25% of average daily net assets. This will increase the cost of your investment and reduce its return.

CHECKERED  FLAG

Important Information About Selling Fund Shares

If you Sell By Phone:
Neither  the  Fund nor its transfer agent is responsible for verifying  whether
a  telephone   sales   order  is  genuine.  We  do,  however,  protect you with
these safeguards:

   o  -We  record  telephone  orders.
   o  -We  require  callers  to  provide  specific  identifying  information.
   o  -We  send  written  confirmation  of  your  order  within  five  days.

You cannot place orders by phone if you have not selected the option under the Telephone Options section of the account application.

If  you  sell  by  mail:
Send your request to the address in Buying or Selling shares by mail under CONTACTING THE PIT.

If  you  sell  by  wire:
A  $15  fee  will  be  charged  for  all  outbound  wire  transfers.

Information Required on all Sale Requests:
   o Include your account number, your account name and your Social Security or taxpayer identification number with your sales request.
   o State either the number of shares you wish to sell or the amount you wish to receive from the sale.
   o We require a signature guarantee for sales of Fund shares totaling $10,000 or more. You can obtain a signature guarantee from most financial institutions, such as banks, broker/dealers, credit unions and savings associations, but not from a notary public.

   Calculating the Proceeds of Your Sale:
   o Requests to sell shares are processed at the share price next calculated after we receive your order in proper form, minus any applicable redemption fee.
   o The Fund will deduct a 0.50% redemption fee from your redemption proceeds if you purchase shares and then redeem those shares within six months. Redemption fees are paid to the Fund, and are designed to deter excessive short-term trading and to offset commissions and other costs associated with fluctuations in Fund asset levels caused by short-term trading. To calculate the holding period, shares held longest will be treated as being redeemed first, and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions (dividends and capital gains). The Fund may terminate or modify the terms of the redemption fee at any time.

Receiving the Proceeds from Your Sale:

   o You should receive a check for the net proceeds of your sale within seven business days. We may, however, delay payment 12 days or longer if the check you used to purchase the shares you're selling has not cleared.
   o We will mail the check for the proceeds of the sale of your shares to the address listed on your account. Under extraordinary circumstances specified by law we may temporarily suspend payment.





THE  VIP  TREATMENT

Special Shareholder Services

We offer an array of special services free of charge to make investing in the Fund easy.

   o Preauthorized investing lets you set up debits from your checking account for $50 or more every month to purchase mutual fund shares. You may even qualify for a waiver of the minimum on purchases made through payroll deduction or qualified retirement plans.

   o Electronic buying and selling lets you transfer money directly between your bank and Fund accounts to buy or sell as little as $50 or as much as $50,000. To take advantage of this feature, simply fill out the "Automatic Investment Program," on your account application.

FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

      Call the Fund at 1-800-494-2755 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. The Fund does not maintain an Internet site from which these materials may be requested.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






                      STATEMENT OF ADDITIONAL INFORMATION


                       STOCKCAR STOCKS MUTUAL FUND, INC.


                               FEBRUARY 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the StockCar Stocks Mutual Fund, Inc. (the "Company") and a single series of shares, the StockCar Stocks Index Fund (the "Fund"). It should be read in conjunction with the Fund's prospectus (the "Prospectus"), dated February 1, 2005. A free copy of the Prospectus or annual report can be obtained by writing the Company at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 or by calling 1-800-494-2755.


TABLE OF CONTENTS


GENERAL INFORMATION

The Company was incorporated in Maryland on May 18, 1998. The Company is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Company is a "series" type of mutual fund which may issue separate series of shares, each of which may represent a separate portfolio of investments. The Fund offers a single class of shares. Summit Wealth Management, Inc. (the "Adviser" or "Summit Wealth") serves as the Company's investment adviser.


On October 29, 2004, Summit Wealth and 40|86 Advisors, Inc., the Fund's former investment adviser, completed a transaction that transferred the business relating to the management, administration, operation and distribution of the Fund to the Adviser and its affiliates.


The Company is managed by a Board of Directors which approves all significant agreements between the Company and the persons and companies that furnish services to the Company, including agreements with the Company's custodian, transfer agent, investment adviser and administrator. The day-to-day operations of the Fund are delegated to the Adviser.


There is no assurance that the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS
The Company has adopted the following policies relating to the investment of assets of the Fund, and its activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of the affected Fund. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests. Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.


STOCKCAR STOCKS INDEX FUND

The Fund may not (except as noted):

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2.    Acquire  securities of any one issuer that at the time of investment  (a)

      represent  more  than  10%  of the voting securities of the issuer or (b)

      have a value greater than 10%  of the value of the outstanding securities of the issuer;


3.    Borrow money except from banks for  temporary  or  emergency  purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;


   1. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

   2. Make margin purchases or short sales of securities;

6. Invest in companies for the purpose of management or the exercise of control;

7. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements);


8. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser or Distributor;


9. Invest in oil, gas or other mineral exploration or development programs, or marketable securities of companies engaged in oil, gas or mineral exploration;


10. Purchase or sell real estate loans or real estate limited partnerships, or invest in marketable securities of companies that invest in real estate or interests in real estate;


11. Engage in the writing of put and call options, except that the Fund may write (i.e. sell) covered put and call options, and may purchase put and call options, on the equity securities of companies included in the Index and on the Index itself. The Fund may enter into these transactions so long as the value of the underlying securities on which such options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed ten percent (10%) of the Fund's total net assets;


12.   Purchase warrants on securities;

13.   Issue senior securities;

14.   Invest in commodities or in commodities futures or options;

15. Invest more than 5% of its assets (value at time of investment) in securities of issuers that are not included in the StockCar Stocks Index, except that the Fund may invest up to 25% of its average net assets in other securities for temporary liquidity purposes; or


16. Invest more than 25% of its assets (valued at time of investment) in securities of issuers that are in the same industry.





NON-FUNDAMENTAL INVESTMENT RESTRICTIONS


The following restrictions are designated as non-fundamental with respect to the StockCar Stocks Index Fund and may be changed by the Company's Board of Directors ("Board") without shareholder approval.

The Fund may not (except as noted):

1. Invest more than 5% of its net assets (valued at the time of investment) in preferred stock;

2. Invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable;

3. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where acquisition results from a dividend or merger, consolidation or other reorganization;

4. Purchase more than 3% of the voting securities of any one investment company nor invest more than 5% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund;

5. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;

6. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;

7. Invest more than 25% of its net assets in any one or more of the following investments: cash, money market instruments, debt securities and/or repurchase agreements; or




DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES


Unless otherwise noted, investment policies and practices described in this SAI are not fundamental, meaning that the Company's Board of Directors ("Board") may change them without shareholder approval.


The Fund is a diversified Fund, meaning that the Fund limits the amount of its assets invested in any one issuer and/or in any one industry, thereby reducing the risk of loss incurred by that issuer or industry.





The Fund normally will invest at least 95% of its total net assets in the common stock of companies listed on the StockCar Stocks Index{trademark}, in approximately the same percentage as each company represents in the Index. Because the Index is itself highly diverse, the Adviser does not anticipate any diversification problems resulting from the Fund's investment policy.


To own all the stocks in StockCar Stocks Index, we estimate that the Fund would need at least $25 million. As of December 31, 2004, the Fund had $_____ million.) Until the Fund reaches $25 million, we may buy a selection of stocks - and other securities - chosen to track the Index as closely as possible. During this investing phase, we can't guarantee that our selection will come close to matching the Index's performance.


In some cases, a lead race team is not a sole sponsorship, but rather is a joint arrangement involving two separate companies. For example, Cingular Wireless is a joint-venture of BellSouth Corp. and SBC Communications, Inc., which means that each of those companies has half-the-normal weighting in the Fund. Therefore, the Fund has 50 full positions, meaning that 49 companies are full weightings and the two companies mentioned above are half-weighted positions. Each of the Fund's 49 full positions in the companies comprising the Index would account for about 2.00% of the total assets of the Fund, while the two positions in the joint-venture would account for about 1.00% of the total assets of the Fund.





For liquidity purposes, the Fund may invest up to 5% of its net assets in other securities.





The Fund seeks growth of capital and current income by investing in the companies of the StockCar Stocks Index. The Fund aims to increase the value of your investment in two ways: through an increase in the price of the stocks the Fund invests in (that is known as growth of capital) and passing along the dividends paid by the companies that the Fund invests in (that is current income).





The primary investments of the Fund are listed in the Fund's prospectus. The following are additional securities that the Fund may invest in; and, where necessary, a brief discussion of any risks unique to the particular security.


COMMON STOCK


The Fund may invest in the common stock of the companies comprising the Index. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stock of companies comprising the Index. This is a fundamental policy of the Fund, and may not be changed without a vote of the majority of the outstanding shares of the Fund.




FOREIGN SECURITIES

If a foreign company is included in the Index, the Fund will invest in the common stock of that company in the form of American Depository Receipts
(ADRs). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.
Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. There is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations. Further, there is the risk of loss due to fluctuations in the value of a foreign corporation's currency relative to the U.S. dollar. Further, if a foreign issuer is a member of the Index, the Fund will be obligated to invest in such security, even through the country of the issuer's domicile might not be considered by the Adviser to be friendly or stable.


Additional Description of Securities and Investment Techniques
For liquidity purposes only, the Fund may invest up to 5% of its assets, in the aggregate, in the following securities. The Fund will not invest in such securities for temporary or defensive purposes. You should be aware that any investment in securities not included in the Index will cause the performance of the Fund to vary from that of the Index.



OTHER REGISTERED INVESTMENT COMPANIES

The Fund may invest in securities issued by other unaffiliated registered investment companies ("mutual funds") to maintain liquidity. Such mutual funds may include money market funds. An unaffiliated mutual fund means that the fund is not part of the StockCar Stocks family of funds. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's Advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in other mutual funds to the extent that such investments do not exceed 5% of the Fund's net assets and/or 3% of any one investment company's outstanding securities.

DEBT SECURITIES

The Fund may invest in U.S. Government debt securities, including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more that 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.


PREFERRED STOCK

The Fund may invest in the preferred stock of the companies that comprise the Index, when the Adviser believes that such investments will help the Fund achieve its investment objective of current income without substantially and negatively affecting the Fund's investment objective of capital growth. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating. Finally, preferred stock is not included in the Index, so any investment in such stock will cause the performance of the Fund to vary from that of the index. For these reasons, the Fund will not invest more than 5% of its net assets in preferred stock.


REPURCHASE AGREEMENTS


The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions to maintain liquidity, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 25% of its net assets in such transactions.


FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX


The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e. sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. Although not normally anticipated to be widely employed, the Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contract does not exceed ten percent (10%) of the Fund's total net assets.


Risk Factors Associated with Futures and Options. The primary risks associated with the use of options and futures are: (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a position will be minimized by entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market.


RESTRICTED AND ILLIQUID SECURITIES


Illiquid securities are securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, due to their lack of a ready market, the Fund will not invest in such securities in excess of the limits set forth above. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to precisely match its investments to the percentages contained in the Index and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS


The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.


STANDARD AND POOR'S DEPOSITORY RECEIPTS (SPDRS)

The Fund may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.





PORTFOLIO TURNOVER


The Fund does not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. The Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.



THE STOCKCAR STOCKS INDEX


Information on the StockCar Stocks Index (the "Index") is set forth in the prospectus. This section contains additional information concerning the Index.

The    Adviser    has   determined   that   a   company   is   a   sponsor   of
NASCAR{reg-trade-mark}, and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1) PRIMARY CAR SPONSORS are those companies that are the lead sponsor for each of the approximately 45 cars that participate in the Nextel Cup{reg-trade-mark} Series. Primary Car Sponsors generally can be distinguished from other car sponsors because the Company logo will appear on the hood of the car it sponsors. A list of all Primary Race Sponsors is published annually by NASCAR{reg-trade-mark}, usually in December, for the following year's racing.

(2) LEAD RACE SPONSORS are those companies identified each year by NASCAR {reg-trade-mark} as the lead company sponsoring one or more of the 36 annual Nextel Cup{reg-trade-mark} series races. A list of all Lead Race Sponsors is published annually by NASCAR{reg-trade-mark}, usually in December, for the following year's racing.

(3) MAJOR PRODUCT SPONSORS are those companies that provide critical and necessary products to all cars and teams that participate in the Nextel Cup{reg-trade-mark} Series. The Adviser has determined that such critical and necessary products are limited to tires, gasoline and lubricants for the teams.

A company will also qualify for inclusion in the Index if it derives revenues from NASCAR{reg-trade-mark} sanctioned racing events at the Nextel Cup{reg-trade-mark} Level. The Adviser has determined that a company derives revenue from NASCAR{reg-trade-mark}, and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1) It is a company that has an ownership interest in one or more of the race tracks that host the 36 annual Nextel Cup{reg-trade-mark} races.

(2) It is a company that produces  souvenirs  or  memorabilia  for  the  Nextel
    Cup{reg-trade-mark}    Series    under    a    licensing   agreement   with
    NASCAR{reg-trade-mark} .

(3) It is a company that broadcasts Nextel Cup{reg-trade-mark} Series races on television, radio or the Internet under an agreement with NASCAR{reg-trade-mark} .

(4) It is a company that has negotiated "naming rights" agreements with tracks hosting Nextel Cup{reg-trade-mark} races.

There are no minimum limits on the amount or percentage of total company revenue that must be derived from one of the above-described activities to qualify a company for inclusion in the Index. However, in order to minimize the risk of liquidity problems for the Fund in purchasing such otherwise eligible companies, the Adviser has determined that a company must have at least $100 million in market capitalization in order to be included in the Index, and must maintain at least $50 million in market capitalization to stay in the Index. Additionally, companies may be removed from the Index if a major securities exchange delists the company or if a company files for bankruptcy protection.













SECURITIES TRANSACTIONS


The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price.


In selecting a broker-dealer to execute a particular transaction, the Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of the order and the difficulty of execution, and the size of contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which the Adviser exercises investment discretion. Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities), the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities;
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody, or required in connection therewith.





Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser may select brokers who provide research or other services or who sell shares of the Fund to effect portfolio transactions. However, the Adviser may place securities transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Fund's Board of Directors that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. The Adviser also may select an affiliated broker to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.





The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by the Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser allocates orders placed by it on behalf of the Fund in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.


The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to the Fund and/or the Adviser's other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.




For the fiscal years ended September 30, 2002, 2003 and 2004 the following brokerage commissions were paid by the Fund:



 2002  2003 2004
$5,734$4,326$3009


During the fiscal years ended September 30, 2002, 2003 and 2004, the Fund paid no commissions to any affiliated broker/dealer.






MANAGEMENT


THE ADVISER


      Summit Wealth Management, Inc., (the "Adviser") provides investment advice and, in general, supervises the Company's management and investment program. The Adviser, a registered investment adviser located at 1933 N. Meacham Road, Suite 200, Schaumberg, IL 60173, is a subsidiary of Summit Equity Capital Group. The Adviser became the investment adviser to the Fund on October 29, 2004. Formed in 1987, the Adviser provides investment advisory services primarily to high net worth individuals and small institutions. The Adviser currently manages in excess of $100 million. The Fund's current portfolio manager has joined the Adviser and will continue to manage the Fund.

      The Investment Advisory Agreement, dated as of October 29, 2004, between the Adviser and the Company provides that the Adviser will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreement provides that the Adviser is not protected against any liability to the Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law.

      For its services, The Adviser receives an annual fee of 0.65% of the Fund's average daily net assets. From October 29, 2004 through October 29, 2006, the Adviser and the Fund's administrator have contractually agreed to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund's total operating expenses (excluding interest, brokerage commissions, taxes, and extraordinary expenses) at 1.50% of the Fund's average daily net assets for that period. The Adviser may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation.


      The Fund may receive credits from its custodian based on cash held by the Fund at the custodian. These credits may be used to reduce the custody fees payable by the Fund. In that case, the Adviser's (and, other affiliates') agreement to waive fees or reimburse expenses will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.


      For the fiscal year ended September 30, 2004, 40|86 Advisors, Inc., the Fund's former investment adviser, received no fees for investment advisory services. This is because 40|86 Advisors, Inc. also agreed to waive receipt of fees and/or pay certain expenses of the Fund to ensure that the Fund's total annual operating expenses did not exceed 1.50% annually.

 Advisory Fees Accrued  Amount Reimbursed/Waived
   Fiscal Year Ended       Fiscal Year Ended
     September 30             September 30
 2002   2003   2004    2002    2003    2004
$36,371$31,560$35,517$204,433$177,176$160,464


APPROVAL OF INVESTMENT ADVISORY AGREEMENT
      The Board of Directors met on February 19, 2004 to consider the Transaction and to evaluate the terms and conditions of the proposed Advisory Agreement with The Adviser. The Fund's previous Directors requested and considered a wide range of information provided by The Adviser and certain of its affiliates. The Board considered that The Adviser would waive receipt of its fees and/or assume certain expenses of the Fund to ensure that the Fund's total annual operating expenses would not exceed 1.50% of the Fund's average daily net assets for two years following the closing of the Transaction. The Board also considered a number of other factors, including: (1) the Adviser's assurance that mutual funds are a core business in a strategic market and would be an integral part of the Adviser's continuing asset management growth strategy; (2) the expectation that the Fund's investment objective, strategies and policies would not change as a result of the Transaction; (3) the expectation that the nature and quality of the investment services provided to the Fund by the Adviser would be substantially equivalent to the services provided by 40|86 Advisors, Inc.; (4) the Advisers intention to conform the Advisory Agreement and other arrangements for Fund services to safe harbor provisions of Section 15(f) of the Investment Company Act of 1940; and (5) the potential to expand the distribution of the Fund's shares.

      The Board was informed that Mr. Robert Carter, currently the portfolio manager for 40|86 Advisors, Inc., with day-to-day responsibility for the investment of Fund assets and maintenance of the StockCar Stocks Index (the "Index"), would become an employee of the Adviser, primarily with respect to managing the Index, as well as providing assistance on the general advisory practices of the firm. Mr. Carter has served as the Fund's portfolio manager since the inception of the Fund in September 1998. The Board considered this continuity of management in concluding that the proposed Transaction was in the best interest of the Fund's shareholders.

      The Board of Directors also considered the possible direct and indirect benefits to the Adviser from its advisory relationship to the Fund, including the receipt of investment research from broker-dealers who execute portfolio trades for the Fund. Other benefits which may flow to the Adviser or other of the Adviser's affiliates from the advisory relationship include the benefit to the Adviser of having increased revenues from advisory fees if the assets of the Fund increase and the benefit of enhancing the Adviser's product line by offering Fund shares.

      The Board reviewed The Adviser's financial reports and other information regarding the Adviser and its affiliates. In addition, counsel to the Board and to the Directors who are not "interested persons" of the Company (the "Independent Directors") distributed an analysis of the Board's fiduciary obligations with respect to approving a new advisory agreement. Based on the Directors' deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, unanimously approved the Investment Advisory Agreement with the Adviser and concluded that the compensation under the Investment Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment.


OTHER SERVICE PROVIDERS


THE ADMINISTRATOR. Summit Services, Inc. (the "Administrator"), an affiliate of Summit, serves as the Fund's administrator and receives compensation from the Company pursuant to an Administration Agreement dated as of October 29, 2004. Under that agreement, the Administrator supervises the overall administration of the Fund. These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. Pursuant to an Accounting Services Agreement dated as of October 29, 2004 between the Administrator and Mutual Shareholder Services, LLC ("MSS"), the Administrator has delegated the performance of the fund accounting services to MSS. MSS is paid by the Administrator out of its administration fee.


For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses. During 2001, 2002 and 2003, after fee waivers and reimbursements, Conseco Services, LLC, the prior Administrator to the Fund, received no compensation for these services.

CUSTODIAN. US Bank, N.A. ("USB"), acts as custodian for the Fund. As such, USB holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. USB does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

TRANSFER AGENCY SERVICES. MSS acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and MSS, dated as of October 29, 2004. Under the agreement, MMS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Fund pays MMS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.



BOARD OF DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company decides upon matters of general policy for the Company. In addition, the Board of Directors reviews the actions of the Adviser. The Company's officers supervise the daily business operations of the Company.


DIRECTOR COMPENSATION

      Each Director who is not an "interested person" of the Company receives an annual retainer fee and a fee for each Board meeting, Independent Director meeting or separate committee meeting (that is committee meeting(s) not conducted in conjunction with a Board meeting or Independent Director meeting) they attend. Additionally, each Director receives a fee for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per meeting fee for in-person Board meetings. The Company also reimburses each Independent Director of the Company for travel and out-of-pocket expenses. The Company does not have a bonus, pension, profit-sharing or retirement plan.

      The Board of Directors and officers of the Company, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

   NAME,    POSITION(S)   TERM OF              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             NUMBER OF     OTHER
  ADDRESS    HELD WITH    OFFICE*                                                                     PORTFOLIOS DIRECTORSHIPS
  AND AGE       FUND    AND LENGTH                                                                      IN FUND     HELD BY
                          OF TIME                                                                       COMPLEX     DIRECTOR
                          SERVED                                                                      OVERSEEN BY
                                                                                                       DIRECTOR
DIRECTORS
Dr. Jess H. Director    Indefinite Higher Education Consultant; Former President, Midland College;        One    Trustee of
Parrish, 76             - Since    Trustee of other investment companies managed by the 40|86                    40|86 Series
2692 Madison            April 2000 Advisors, Inc.                                                                Trust and
Road                                                                                                             40|86
Cincinnati,                                                                                                      Strategic
OH 45208                                                                                                         Income Fund
Michael     Chairman of Indefinite Vice Chairman, Belcan Corporation                                      One    None
McCaw, 54   the Board   - Since
2692 Madison            November
Road                    2004
Cincinnati,
OH 45208
George      Director    Indefinite Vice President, JPMorgan Chase                                         One    None
Schnur, 51              - Since
2692 Madison            November
Road                    2004
Cincinnati,
OH 45208
OFFICERS
Allan       President   Since                                                                             N/A    None
Westcott, [             November
]                       2004
2692 Madison
Road
Cincinnati,
OH 45208
Angelo      Vice        Since                                                                             N/A    None
Alleca, [  ]President,  November
200 Mansell Treasurer & 2004
Court East  Chief
Suite 430   Compliance
Roswell, GA Officer
30076



The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund and on an aggregate basis, in the registered investment companies overseen by the Director within the Conseco Mutual Fund Complex as of December 31, 2004.

 NAME OF DOLLAR RANGE AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY THE DIRECTOR
DIRECTOR  OF EQUITY                                       IN THE CONSECO MUTUAL FUND COMPLEX
          SECURITIES
         IN THE FUND
INDEPENDENT DIRECTORS
William  $0          $50,001 - $100,000
P. Daves,
Jr. 1
Harold W.$0          $10,001 - $50,000
Hartley1
Dr.    R.$0          Over $100,000
Jan
LeCroy1
David  N.$0          $0
Walthall1
Michael  $0          $0
McCaw
George   $0          $0
Schnur
Dr.  Jess$0          Over $100,000
H.
Parrish
AFFILIATED DIRECTOR
Gregory  $0          $10,001 - $50,000
J. Hahn1

1 The specified individual no longer serves as a Director of the  Company.


The following table shows the compensation of each disinterested Director within the Conseco Mutual Fund Complex for the fiscal year ending September 30, 2004 .


                              COMPENSATION TABLE

                        Aggregate CompensationTotal Compensation from Investment Companies in the Company
                           From the Company                    Complex Paid to Directors
Name of Person, Position
William P. Daves, Jr. 1         $2,125                                  $16,250
Harold W. Hartley1              $5,458                                  $38,625
Dr. R. Jan LeCroy1              $5,458                                  $38,625
David N. Walthall1              $5,473                                  $40,375
Michael McCaw                     $0                                      $0
George Schnur                     $0                                      $0
Dr. Jesse H. Parrish            $5,458                                  $38,625


1 The specified individual no longer serves as a Director of the  Company.




The Directors and officers of the Company, as a group, own less than 1% of the Fund's outstanding shares. A shareholder owning of record or beneficially more than 25% of the Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

COMMITTEES OF THE BOARD

BOARD COMMITTEE COMMITTEE                                      COMMITTEE FUNCTIONS                                      MEETINGS
                 MEMBERS                                                                                                  HELD
                                                                                                                         DURING
                                                                                                                          LAST
                                                                                                                         FISCAL
                                                                                                                          YEAR
Audit CommitteeGeorge     The Audit Committee meets with the independent auditors periodically to review the results of 2
               Schnur     the audits and report the results to the full Board, evaluates the independence of the
               Chairpersonauditors, and reviews legal and regulatory matters that may effect the Fund
               Michael
               McCaw
               Dr. Jess H.
               Parrish





FUND EXPENSES


The Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of its custodian and transfer agent; (iii) expenditures in connection with meetings of shareholders and Directors; (iv) compensation and expenses of Directors who are not interested persons of the Company; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.





DISTRIBUTION ARRANGEMENTS



Prior to October 29, 2004, Conseco Equity Sales, Inc. (the "Former Distributor") served as the principal underwriter for the Fund pursuant to an Underwriting Agreement dated Aril 28, 2000. The Former Distributor was a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Subject to the compensation arrangement discussed below, the Former Distributor bore all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement was terminated on ________________. The Former Distributor was not obligated to sell any specific amount of shares of the Fund.


The Former Distributor received no compensation in 2004, 2003 and 2002 other than compensation from the Distribution and Service Plan as described below.





DISTRIBUTION AND SERVICE PLAN


As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges (the "Plan").





Pursuant to the Plan, the Fund may compensate its underwriter for its expenditures in financing any activity primarily intended to result in the sale of the Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments up to 0.25% per annum of its average daily net assets to the Adviser, its underwriter, and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets.


Pursuant to the Plan, the underwriter is paid a monthly fee equal to 0.25% per annum of average net assets for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of the prospectuses and reports used for sales purposes, preparation and distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the underwriter for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.


The Plan has been approved by the Funds' Board of Directors, including all the Independent Directors as defined in the 1940 Act, and by the shareholders of the Fund. The Plan must be renewed annually by the Board of Directors, including a majority of the Independent Directors of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the Independent Directors.


The Plan and any related agreement may not be amended to increase materially the amounts to be spent or distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.





The Adviser is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.





For the fiscal year ended September 30, 2004, the total amounts paid by the Fund to Conseco Equity Sales, Inc., the former Distributor, (substantially all of which the Distributor paid out as compensation to broker/dealers and other service providers) are summarized below.




CLASS                  2002     2003     2004
ADVISOR CLASS SHARES$     N/A*     N/A*     N/A*
DIRECT CLASS SHARES   $13,989  $12,138   $13,660

* On September 17, 2001, the Advisor Class was closed as approved by management
and  the Board of Directors.   Shareholders  were  allowed  to  exchange  their
Advisor Class shares into the Direct Class shares, or redeem their shares.





PURCHASE, REDEMPTION AND PRICING OF SHARES


SHARE PRICES AND NET ASSET VALUE

The Fund's shares are bought or sold, generally through retirement plans, broker/dealers or directly at a price that is the Fund's net asset value (NAV) per share. The NAV per share is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each business day by dividing the value of the Fund's net assets by the number of shares outstanding.


The assets of the Fund are valued as follows: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on stock exchanges or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last bid price. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty
(60) days or less may be valued at amortized cost.



INFORMATION ON CAPITALIZATION AND OTHER MATTERS


Shareholders of the Fund are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of the directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.


The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when required in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Corporation's by-laws contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director of directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.


Each issued and outstanding share of the Fund is entitled to participate equally in dividends and other distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities. The shares of the Fund have no preference, preemptive or similar rights, and are freely transferable.


The Amended and Restated Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Articles of Incorporation protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.




No sooner than thirty days after the end of each quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of the quarter. The Fund does not selectively disclose its portfolio holding to any person, other than rating agencies and newly hired investment advisers or sub-advisers. Such disclosures are made only on the condition that the information be kept confidential.




CODE OF ETHICS




Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Company and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Company and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.



PROXY VOTING SUMMARY

It is the policy of the Company to delegate the authority and responsibility to vote proxies related to portfolio securities of the to the Adviser. Accordingly, the Board of Directors has authorized the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") as the proxy voting policies and procedures that will be used by or on behalf of the Fund when exercising voting authority on behalf of the Fund.

The Adviser shall vote proxies related to portfolio securities of the Fund in the best interests of the Fund and its shareholders.


REVIEW OF PROXY VOTING PROCEDURES


The Board of Directors of the Company shall periodically review the Proxy Voting Procedures presented by the Adviser to determine the following:

A. The Proxy Voting Procedures promote the voting of proxies in a manner that is consistent with the best interests of the Fund and its shareholders .

B. The Proxy Voting Procedures provide for the voting of proxies in a manner that is consistent with the best interests of the Fund and its shareholders in situations where a proxy vote presents a conflict between the interests of the shareholders of the Fund, on the one hand, and those of the Adviser or any affiliated person of the Adviser, on the other.

The Adviser shall provide a written report to the Company's Board of Directors regarding any proxy voted where a conflict of interest (as set forth above) was identified, EXCEPT in circumstances where:

      (i) the Adviser and/or the Fund engaged an independent third party to provide a recommendation on how to vote such proxy;

      (ii) the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party; and

      (iii)the instructions to the independent third party with respect to the proxy voted were consistent with the standard set forth in Section II above.

The Adviser shall provide such report at the next regularly scheduled meeting of the Board and shall notify the Board promptly of any material change to its Proxy Voting Procedures.





TAXES


GENERAL

To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year,
(i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Distributions, if any, in excess of the Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder's tax basis in the Fund's shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a non-corporate taxpayer's net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months.



Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.


At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund's portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.


The Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.


FINANCIAL STATEMENTS





The audited financial statements and financial highlights of the Fund for the fiscal year ended September 30, 2004 are incorporated herein by reference to the Fund's annual report to shareholders.













PART C:  OTHER INFORMATION


ITEM 1.  Exhibits.


(a)Articles of Incorporation:





   (i)Articles of Incorporation, incorporated herein by reference to Exhibit No. 1 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-53683) filed on September 2, 1998;


   (ii)Amended  and  Restated  Articles  of  Incorporation.   Incorporated   by
      reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, (File No. 333-53683) filed on May 12, 2000;


   (iii) Second Amended and Restated Articles of Incorporation are filed herewith.





(b)Bylaws


   (i)By-Laws, incorporated herein by reference to Exhibit No. 2 to Pre-Effective Amendment No. 2 to the Registration Statement on FormN-1 (File No. 333-53683) filed on September 2, 1998.


(c)Instruments Defining Rights of Security Holders - Not Applicable.


(d)Investment Advisory Contracts





   (i)Investment Advisory Agreement between StockCar Stocks Mutual Fund, Inc. and Summit Wealth Management, Inc. is filed herewith.


(e)Underwriting Contracts - Not Applicable.





(f)Bonus or Profit Sharing Contracts - Not Applicable.


(g)Custodian Agreements





   (i)Custodian Agreement between StockCar Stocks Mutual Fund, Inc. and U.S. Bank, N.A. is filed herewith.





(h)Other Material Contracts





   (i)Administration Agreement between StockCar Stocks Mutual Fund, Inc. and Summit Services, Inc. is filed herewith.


   (ii)Transfer Agent Servicing Agreement between StockCar Stocks Mutual Fund, Inc. and Mutual Shareholder Services, LLC is filed herewith.


(i)Opinion and Consent of Thompson Hine LLP  is filed herewith.





(j)Consent of Independent Accountants





   (i)Consent of Independent Accountants is filed herewith.





(k)Omitted Financial Statements - Not Applicable.


(l)Initial Capital Agreements - Not Applicable.


(m)Rule 12b-1 Plan


   (i)Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-53683 ), filed on June 9, 1999.





   (ii)Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 333-53683), filed on May 12, 2000.





(n)Rule 18f-3 Plan


   (i)Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 333-53683), filed on May 12, 2000.





(o)Reserved.


(p)Code of Ethics.


   (i)Code of Ethics for StockCar Stocks Mutual Fund, Inc. is filed herewith.


   (ii)Code of Ethics for Summit Wealth Management, Inc. is filed herewith.


   (iii)    Personal Securities Transactions Policy is filed herewith.


(q)Powers of Attorney.


   (i)Power of Attorney for Angelo Alleca, Treasurer of the Board of Directors, is filed herewith.


   (ii)Power of Attorney for Allan Westcott, President of the Board of Directors, is filed herewith.


   (iii) Power of Attorney for George Schnur, Director of the Board of Directors, is filed herewith.


   (iv)Power of Attorney for Jess Parrish, Director of the Board of Directors, is filed herewith.


   (v)Power of Attorney for Michael McCaw, Director of the Board of Directors, is filed herewith.





ITEM 2.  Persons Controlled By Or Under Common Control With Registrant

      The following information concerns the principal companies that may be deemed to be controlled by or under common control with Registrant (all 100% owned unless indicated otherwise):

      None.


ITEM 3.  Indemnification

      Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the registrant (Exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


ITEM 4.  Business And Other Connections Of Investment Adviser.

      Summit Wealth Management, Inc. (the "Adviser"), a registered investment adviser located at 200 Mansell Court East, Suite 430, Roswell, GA, 30076 is a subsidiary of Summit Equity Capital Group. The Adviser became the investment adviser to the Fund on October 29, 2004. Formed in 1987, the Adviser provides investment advisory services primarily to high net worth individuals and small institutions.

      The principal officers and directors of the Adviser are as follows:



      NAME             POSITION WITH THE ADVISER                          OTHER BUSINESS ACTIVITIES
Angelo Alleca    President and Chief Compliance OfficerFinancial Operations Principal, Summit Capital Investment Group
Farokh BillimoriaChief Investment Officer              None




ITEM 5.  PRINCIPAL UNDERWRITER




      None.



ITEM 6.  LOCATION OF ACCOUNTS AND RECORDS




      The accounts, books, or other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser, Summit Wealth Management, Inc., 200 Mansell Court East, Suite 430, Roswell, GA, 30076, the Fund's Accountant, Mutual Shareholder Services, LLC, 8869 Brecksville Rd, Suite C, Brecksville, OH 44141, and the Fund's Custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202


ITEM 7.  MANAGEMENT SERVICES

      None.


ITEM 8.  UNDERTAKINGS

      None.

                                  SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, StockCar Stocks Mutual Fund, Inc., has duly caused this Post-Effective Amendment No. 10 to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Cincinnati, of the State of Ohio, on the 29th day of November, 2004.


                                  STOCKCAR STOCKS MUTUAL FUND, INC.
                                  By:  /s/ Allan Westcott
                                     Allan Westcott
                                     President


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Dr. Jess H. Parrish,* Director          *By: /s/ Donald S. Mendelsohn
George Schnur,* Director                     Donald S. Mendelsohn,
Angelo Alleca,* Treasurer                    Attorney-in-Fact
                                             December 2, 2004



  /s/ Allan Westcott                         November 30, 2004
      Allan Westcott, Presiden

                                 EXHIBIT INDEX

1.  Second Amended and Restated Articles of Incorporation..EX-99.23.a.i

2.  Investment Advisory Agreement..........................EX-99.23.d.i

3.  Custodian Agreement....................................EX-99.23.g

4.  Administration Agreement...............................EX-99.23.h.i

5.  Transfer Agent Servicing Agreement.....................EX-99.23.h.ii

6.  Consent and Opinion of Thompson Hine LLP...............EX-99.23.i

7.  Consent of Independent Accountant......................EX-99.23.j.i

8.  Code of Ethics for StockCar Stocks Mutual Fund.........EX-99.23.p.i

9.  Code of Ethics for Summit Wealth Management, Inc.......EX-99.23.p.ii

10. Personal Securities Transactions Policy................EX-99.23.p.iii

11. Powers of Attorney.....................................EX-99.23.q(i)-(v)